UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

___________________________________________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
April 30, 2019

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COVENANT TRANSPORTATION GROUP, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-24960	88-0320154
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Birmingham Hwy., Chattanooga, TN	37419
(Address of principal executive offices)	(Zip Code)

(423) 821-1212
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

[ ]	Emerging growth company

[ ]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
$0.01 Par Value Class A common stock	CVTI	The NASDAQ Global Select Market

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 30, 2019, the Board of Director (the “Board”) of Covenant Transportation Group, Inc. (the “Company”) promoted T. Ryan Rogers to Executive Vice President and Chief Transformation Officer of the Company, effective May 13, 2019. In his role as Executive Vice President and Chief Transformation Officer, Mr. Rogers will oversee our brokerage operations that are conducted through Covenant Transport Solutions, LLC, as well as technology, innovation, and mergers and acquisitions functions.Prior to his promotion, Mr. Rogers served as the Company’s Chief Transformation Officer since January 2018. Prior to joining the Company, Mr. Rogers worked as a Supply Chain & Transportation Executive at Amazon.com, Inc., an e-commerce company, in 2017 and as Chief Operating Officer of U.S. Xpress Logistics, a division of U.S. Xpress Enterprises, Inc., a freight transportation provider from 2012 to 2015. Mr. Rogers has also served as a Mentor at Dynamo Accelerator and Fund, a logistics, supply chain, and transportation accelerator program and early stage fund, since 2016, and as a Strategic Advisor for Trucker Path, a Silicon Valley-based transportation navigation technology company, since 2015.

On April 30, 2019, in association with his promotion, the Compensation Committee of the Board approved the following compensation changes for Mr. Rogers, each effective May 13, 2019:

•          Increased annualized base salary to $270,000, from $255,000;
•          Increased target bonus under the Company’s 2019 cash bonus program (expressed as a percentage of year-end annualized base salary) to 50%, from 40%; and
•          Increased annualized car allowance to $12,000, from $9,000.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COVENANT TRANSPORTATION GROUP, INC.

Date: May 3, 2019	By:	/s/ Richard B. Cribbs
Richard B. Cribbs
Executive Vice President and Chief Financial Officer